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                                STI CLASSIC FUNDS

                    SUPPLEMENT DATED AUGUST 16, 2006, TO THE
           STI CLASSIC TOTAL RETURN BOND FUND PROSPECTUSES (I SHARES)
                              DATED AUGUST 1, 2006


On August 8, 2006, the Board of Trustees (the "Board") of STI Classic Funds (the "Trust"), including a majority of the Independent Trustees, approved the reorganization of the STI Classic Total Return Bond Fund (the "Fund") into the STI Classic Core Bond Fund (the "Acquiring Fund"), a separate series of the Trust.

After careful consideration, the Board determined the reorganization to be in the best interests of the Fund's shareholders. Among the factors the Board considered were:

     - the contractual advisory fees and total operating expenses of the Acquiring Fund are lower than that of the Fund;

     - the Fund's investment objective, policies and strategies are similar to those of the Acquiring Fund;

     -    the reorganization is expected to be a tax-free event to shareholders;

     - potential economies of scale are expected to result from the reorganization; and

     - both the Acquiring Fund and the Fund are managed by the same portfolio management team, using a very similar investment approach.

The reorganization is expected to be effective at the close of business on or about September 29, 2006. At that time, each shareholder of the Fund will become a shareholder of the Acquiring Fund, and will receive I Shares of the Acquiring Fund in an amount equal in value to the shares of the Fund the shareholder had immediately before the reorganization. The Acquiring Fund will change its name to STI Classic Total Return Bond Fund once the reorganization is effective.

Shareholders who wish to redeem shares of the Fund in a taxable transaction prior to the reorganization may do so in accordance with the procedures described in the prospectus.



               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.